UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2022

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2407 Park Drive Harrisburg, Pennsylvania	17110
(Address of Principal Executive Offices)	(Zip Code)

1.866.642.7736

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

MID PENN BANCORP, INC.

FORM 8-K

Item 1.01	Entry Into A Material Definitive Agreement.

On December 20, 2022, Mid Penn Bancorp, Inc. (“Mid Penn”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Brunswick Bancorp (“Brunswick”) pursuant to which Brunswick will merge with and into Mid Penn (the “Merger”), with Mid Penn being the surviving corporation in the Merger. Upon consummation of the Merger, Brunswick Bank and Trust Company, a wholly-owned subsidiary of Brunswick, will be merged with and into Mid Penn Bank (the “Bank Merger”), a wholly-owned subsidiary of Mid Penn, with Mid Penn Bank being the surviving bank in the Bank Merger. The Merger Agreement was unanimously approved by the boards of directors of Mid Penn and Brunswick.

Under the terms of the Merger Agreement, shareholders of Brunswick will have the right to elect to receive, subject to adjustment and proration as described in the Merger Agreement, either (A) 0.598 shares of Mid Penn common stock or (B) Eighteen Dollars ($18.00) for each share of Brunswick common stock they own. It is expected that the Merger will be completed in the second quarter of 2023.

At the effective time of the Merger, Mid Penn shall appoint one (1) current member of Brunswick’s Board of Directors, who shall be designated prior to the effective time of the Merger by Brunswick’s Board of Directors after consultation with Mid Penn, as a director of Mid Penn.

The Merger Agreement contains customary representations and warranties from both Mid Penn and Brunswick that are qualified by the confidential disclosures provided to the other party in connection with the Merger Agreement, as well as matters included in Mid Penn’s most recent annual report on Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”) and subsequent reports filed with the SEC, and each party has agreed to customary covenants between execution of the Merger Agreement and the closing of the Merger, including in the case of both Mid Penn and Brunswick a covenant to convene a meeting of shareholders to consider the Merger Agreement and, subject to certain exceptions, to recommend that its shareholders approve and adopt the Merger Agreement, and, in the case of Brunswick, a covenant, subject to certain exceptions, not to solicit alternative acquisition proposals, provide information to third parties or engage in discussions with third parties relating to an alternative acquisition proposal.

Completion of the Merger is subject to a number of customary conditions, including, among others: (i) the approval of the Merger Agreement by the shareholders of each of Brunswick and Mid Penn; (ii) the effectiveness of the registration statement to be filed by Mid Penn with the SEC relating to the Mid Penn common stock to be issued in the Merger; (iii) approval of the listing on The Nasdaq Stock Market of the shares of Mid Penn common stock to be issued in the Merger; (iv) the absence of any order or other legal restriction prohibiting the closing of the Merger; and (v) receipt of required regulatory approvals without the imposition of any condition or requirement, excluding standard conditions that are normally imposed by the regulatory authorities in bank merger transactions, that would, in the good faith reasonable judgment of the board of directors of either Mid Penn or Brunswick, materially and adversely affect the business, operations, financial condition, property or assets of the combined enterprise or materially impair the value of Brunswick to Mid Penn or the value of Mid Penn to Brunswick. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including: (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party; (b) performance in all material respects by the other party of its obligations under the Merger Agreement; (c) the absence of any material adverse effect (as such term is defined in the Merger Agreement) with respect to the other party; and (d) the receipt by each party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement contains certain termination rights for both Brunswick and Mid Penn and further provides that, upon termination of the Merger Agreement under certain circumstances, Brunswick may be obligated to pay Mid Penn a termination fee of $2,050,000.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The representations, warranties, and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties will not survive completion of the Merger, and were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Mid Penn or Brunswick, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Mid Penn, Brunswick, and their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of Mid Penn and Brunswick and a prospectus of Mid Penn, as well as in the Forms 10-K, Forms 10-Q and other filings that Mid Penn makes with the SEC.

Concurrently with the execution of the Merger Agreement, each of the directors and executive officers of Brunswick and certain persons owning 10% of more of the issued and outstanding shares of Brunswick have entered into separate affiliate letters with Mid Penn pursuant to which such individuals have agreed, subject to the terms set forth therein, to vote their shares of Brunswick common stock that they are entitled to vote for the Merger and related matters and to become subject to certain transfer restrictions with respect to their holdings of Brunswick common stock. Such affiliate letters represent approximately 25.9% of the issued and outstanding shares of Brunswick common stock. In addition, concurrently with the execution of the Merger Agreement, the directors and executive officers of Mid Penn entered into separate affiliate letters with Brunswick pursuant to which such persons have agreed, subject to the terms set forth therein, to vote their shares of Mid Penn common stock that they are entitled to vote for the Merger and related matters and to become subject to certain transfer restrictions with respect to their holdings of Mid Penn common stock. Such affiliate letters represent approximately 10.5% of the issued and outstanding shares of Mid Penn common stock. Each of these affiliate letters terminates in accordance with its terms if the Merger Agreement is terminated, and in other specified circumstances.

The foregoing summary of the affiliate letters does not purport to be complete and is qualified in its entirety by the text of such agreements, which are attached as Exhibits A (Form of Brunswick Affiliate Letter) and B (Form of Mid Penn Affiliate Letter) to the Merger Agreement, and are incorporated herein by reference.

The press release announcing the proposed Merger is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, expectations or predictions of future financial or business performance, conditions relating to Mid Penn and Brunswick, or other effects of the proposed merger on Mid Penn and Brunswick. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements are made only as of the date of this filing, and neither Mid Penn nor Brunswick undertakes any obligation to update any forward-looking statements contained in this presentation to reflect events or conditions after the date hereof. Actual results may differ materially from those described in any such forward-looking statements.

In addition to factors previously disclosed in the reports filed by Mid Penn and Brunswick with the SEC and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward looking statements or historical performance: the ability to obtain regulatory approvals and satisfy other closing conditions to the merger, including approval by shareholders of Mid Penn and Brunswick; the timing of closing the merger; difficulties and delays in integrating the business or fully realizing cost savings and other benefits; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of products and services; customer borrowing, repayment, investment and deposit practices; competitive conditions; economic conditions, including downturns in the local, regional or national economies; the impact, extent and timing of technological changes; changes in accounting policies or practices; changes in laws and regulations; and other actions of the Federal Reserve Board and other legislative and regulatory actions and reforms.

Important Additional Information and Where to Find It

The proposed transaction will be submitted to the shareholders of Brunswick and Mid Penn for their consideration and approval. In connection with the proposed transaction, Mid Penn will be filing with the SEC a registration statement on Form S-4, which will include a joint proxy statement of Mid Penn and Brunswick and a prospectus of Mid Penn and other relevant documents concerning the proposed transaction. INVESTORS AND SHAREHOLDERS OF MID PENN AND BRUNSWICK ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY

STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Mid Penn and Brunswick, free of charge from the SEC’s Internet site (www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, or by contacting Mid Penn Bancorp, Inc., 349 Union Street, Millersburg, Pennsylvania 17061, attention: Investor Relations (telephone (717) 692-7105); or Brunswick Bancorp 439 Livingston Avenue, New Brunswick, New Jersey 08901, attention: David Gazerwitz, Chief Financial Officer or Nicholas Frungillo, Jr., President and CEO (telephone (732) 247-5800).

Mid Penn, Brunswick and their respective directors, executive officers, and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from Mid Penn and/or Brunswick shareholders in connection with the proposed transaction under the rules of the SEC. Information regarding Mid Penn’s directors and executive officers is available in its definitive proxy statement relating to its 2022 Annual Meeting of Shareholders, which was filed with the SEC on March 24, 2022, and its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the Commission on March 15, 2022, and other documents filed by Mid Penn with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC, which may be obtained free of charge as described in the preceding paragraph.

Item 7.01	Regulation FD Disclosure.

An investor presentation dated December 20, 2022 describing the Merger is attached as Exhibit 99.2 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between Mid Penn Bancorp, Inc. and Brunswick Bancorp dated as of December 20, 2022.

99.1	Press Release dated December 20, 2022.

99.2	Investor Presentation dated December 20, 2022.

104.	Cover Page Interactive Date File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC.

Date: December 20, 2022	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer